Exhibit 10.7

SAAS RESELLER AGREEMENT THIS SAAS RESELLER AGREEMENT (this “ Agreement ”) is made and entered into by and between AdviNow Medical, Inc (“ ANM ”), a Delaware corporation, and Afiya Sasa Africa , LLC . (“ Reseller ”), a Wyoming Limited Liability company . This Agreement is effective as of October 26 , 2021 (the “Effective Date”) . 1. DEFINITIONS. 1.1 “ Confidential Information ” means all non - public information, whether written, visual or otherwise, that is disclosed by a party to the other under this Agreement that the recipient knows or reasonably should know is considered confidential by the disclosing party. 1.2 “ ANM Marks ” means the marks “On Call Automated Visit,” “Automated Encounter,” “Automated medical visit”, “ANM” and any other trademark, service mark, logo design or other designation used by ANM in connection with the Products during the Term of this Agreement . 1.3 “ Products ” means the products and services identified on the Product Schedule, . 1.4 “ Product Schedule ” means the schedule attached as Exhibit A . 1.5 “ Promotional Materials ” has the meaning given to itin Section 5.2 below. 1.6 “ Referred Subscriber ” means a Product subscriber who was sourced entirely by Reseller. 1.7 “ Subscriber Contract ” means the contract in the form, and containing the terms and conditions (including price and payment terms), established by ANM from time totime for the sale of its Products . Subscriber Contracts may be electronic or paper - based, as determined by ANM . 1.8 “ Term ” means, collectively, the Initial Term and all Renewal Terms, if any (as those terms are defined in Section 6.1 ). 1.9 “ Territory ” has the meaning given to it on Exhibit A . 1.10 “ Protected Client ” has the meaning given to it on Exhibit A . 2. APPOINTMENT. 2.1 Appointment as Reseller. Subject to the terms and conditions set forth in this Agreement and Reseller’s fulfillment of all of its obligations under this Agreement, ANM hereby engages Reseller as its reseller to market, advertise and procure subscriptions to the Products in the Territory, and Reseller hereby accepts the engagement, all upon the terms and conditions set forth in this Agreement . For as longas and during such times as Reseller meets the Exclusivity Requirements set forth in Exhibit A (such period being the “Exclusive Term”), such appointment shall be exclusive in that ANM will not appoint another reseller in the Territory during the Exclusive Term . Notwithstanding the foregoing, ANM is permitted to make direct sales to subscribers in or out of the Territory if sales originated in other territories and such sales will not beconsidered a breach of such exclusivity as long as no direct marketing of ANM or other ANM reseller occurs in the Territory . 2.2 Responsibilities. Reseller shall: (a) Use its best efforts to establish, promote and maximize sales of the Products in the Territory, and to solicit subscribers to execute Subscriber Contracts; (b) Market and sell the Products in the Territory in accordance with the Product Schedule; (c) Maintain, at its expense, an adequate place or places of business within the Territory and sufficiently trained and qualified personnel (i) for presentation of the Products to subscribers and prospective subscribers in the Territory for the purpose of promoting sales of Products in the Territory, (ii) for training subscribers in the use of Products, (iii) for providing first tier telephone support to subscribers and (iv) to otherwise to meet its obligations hereunder ; (d) Conduct its business so as to maintain and increase the goodwill and reputation of ANM and to reflect favorably on the parties and the Products at all times . Reseller shall not engage in any unfair or deceptive business practices with respect to the Products ; (e) Procure subscriptions to Products at the prices and upon the terms as Reseller determines in its sole discretion; (f) Pay all expenses incurred by Reseller in the performance of its duties under this Agreement; and (g) Comply with all statutes, laws, ordinances, rules, regulations and any other governmental authority in connection with the advertising, promotion, marketing and sale of the Products . 2 . 3 Limits of Authority . Reseller shall not, without prior written approval from an authorized representative of ANM, take any of the following actions : (a) Waive, alter, or change any provision of any terms and conditions (including warranty) for or other documentation related to the Products ; or (b) Sell or promise to deliver any Products and services other than those listed the Product Schedule, without the prior written consent of ANM ; provided that Reseller may do so with respect to Products and services that are complimentary to and not competitive with the Products . Advinow Medical Confidential 1 .

Marketing Support . ANM shall provide Reseller reasonable content and marketing collateral in order to support Reseller efforts under Section 2 . 2 . This support will likely include product descriptions and promotional copy, product specifications, sample product content or deliverables, sales literature (including PowerPoint presentations), and scripts as applicable . ANM will also engage in reasonable training of Reseller personnel, including, without limitation, second tier telephone support . Advinow Medical Confidential 2 . 2 . 4 Reservation . ANM reserves the right and option to discontinue offering the Products and to change and modify the Products as ANM sees fit with a 30 day notification to the reseller . ANM will make commercially reasonable effort to accommodate reseller feedback regarding change if product change impacts reseller customers negatively . 2.5 Sourcing Determination . Promptly following the Effective Date, the parties shall agree upon a process or method that will be used to determine which Products subscribers were sourced by Reseller . This may take the form of a unique electronic code to be provided to prospective subscribers or a special sign - up page on the Internet that the prospective subscriber must complete to register for the Products . 3. PRICES AND PAYMENTS. 3.1 Prices. The price paid by Reseller to ANM for the Products shall be the price set forth in ANM’s standard Price List less the applicable discount set forth in Exhibit A and shall be due within fifteen (15) days after Reseller’s order therefor . ANM may increase or decrease the prices set forth on the Price List at any time upon thirty (30) days prior written notice to Reseller . Any such change will apply to purchase orders placed with ANM after the effective date ofsuch change . 3.2 Payment. All payments under this Agreement shall be in United States currency drawn on a United States bank.Any sum not paid within five days of the payment due date (as set forth in Section 3 . 1 above) will be subject to interest at the rate of one and one - half percent ( 1 . 5% ) per month, orthe maximum rate permitted by law, whichever is less . 3.3 Records and Audit. Reseller shall maintain and make available for inspection during the Term and for threeyears following the termination of this Agreement, all books,records, contracts and accounts relating to the payments due ANM under this Agreement . ANM may, at its sole expense, upon thirty days’ prior written notice to Reseller and at Reseller’s location during normal business hours, audit Reseller’s records relating to the amounts paid under this Agreement . If the results of an audit reveal underpayment, then Reseller shall immediately pay the deficiency to ANM plus interest at a rate of one and one - half percent ( 1 . 5% ) per month, or the maximum rate permitted bylaw, whichever is less . In addition, the cost of the audit shallbe borne by ANM unless the results thereof reveal that the Reseller has underpaid amounts due hereunder by more than five percent ( 5% ), in which case Reseller shall immediately pay ANM the reasonable cost of the audit . 3.4 Taxes . Each of the parties is responsible for the payment of all taxes that may be levied or assessed upon itin connection with this Agreement . Notwithstanding the above, unless a party provides the other with a certificate of exemption from the applicable taxing authorities, the paying party will deduct from all payments to other party hereunder all applicable withholding taxes . If a party is required to withhold taxes, that party agrees to provide other party with written evidence of the withholding . 4. PROPRIETARY RIGHTS AND CONFIDENTIALITY. 4 . 1 Ownership . Reseller acknowledges that, as between the parties, ANM owns the intellectual property associated with the Products . All right, title and interest in and to such intellectual property associated with the Products, including without limitation, all copyrights, trade secrets and other intellectual property rights pertaining thereto, will remain vested in ANM . Reseller shall not modify, distribute, transfer, reverse engineer, decompile or disassemble the Products . ANM reserves all rights not expressly granted to Reseller hereunder . There are no implied rights . Reseller will not alter, remove, modify or suppress any confidentiality legendsor proprietary notices placed on or contained within the Products . 4.2 Confidentiality. Each party agrees to maintain in confidence all Confidential Information. Confidential Information of ANM includes the terms and conditions of this Agreement and all payment reports delivered pursuant to this Agreement, provided that Reseller may disclose the existence of this Agreement and the fact that there are confidentiality restrictions in it . Each party, as receiving party, agrees thatit shall not use the discloser’s Confidential Information other than as necessary to perform this Agreement or exercise itsrights hereunder, and each party further agrees that it shall not disclose or make available the disclosing party’s Confidential Information to any person or entity, except as a necessary part of performing its obligations or exercising its rights hereunder, and shall take all reasonable steps to prevent unauthorized disclosure or use of the disclosing party’s Confidential Information and to prevent it from falling into the public domain or into the possession of unauthorized persons . The receiving party shall not disclose Confidential Information ofthe disclosing party to any person or entity other than its employees and consultants who need access to such Confidential Information in order to affect the intent of this Agreement and who have entered into written confidentialityagreements with the receiving party under terms sufficient toenable the disclosing party to comply with its confidentiality obligations under this Agreement . The receiving party shallimmediately give notice to the disclosing party of any unauthorized use or disclosure of disclosing party’s Confidential Information . The disclosing party agrees to assist the other party in remedying the unauthorized use or disclosure of its Confidential Information . 4.3 Exclusions. Confidential Information shall not include any information that is (i) already known to the receiving party at the time of the disclosure; (ii) publicly known at the time of the disclosure or becomes publicly known through no wrongful act or failure of the receiving party; (iii) subsequently disclosed to the receiving party on a non - confidential basis by a third party not having a confidential relationship with the other party hereto that rightfully acquired such information; (iv) communicated to a third party by the receiving party with the express written consent of the other party hereto; or (v) is independently developed by the receiving party without reference to, or use of, the Confidential Information of the disclosing party, which independent development the receiving party shall have the burden of proving. A disclosure of Confidential Information that is legally compelled to be disclosed pursuant to a subpoena, summons, order or other judicial or governmental process shall not be considered a breach of this Agreement; provided the receiving party provides at least 10 business days’ prior written notice of any subpoena, order, or the liketo the other party so that the party has the opportunity to obtain a protective order or otherwise oppose the disclosureor seek protective treatment. Advinow Medical Confidential 3 . 4.4 Permitted Disclosures. A party may disclose information concerning this Agreement and the transactions contemplated hereby, including providing a copy of this Agreement, to any or all of the following : (a) potential acquirers, merger partners, investors and their personnel, attorneys, auditors and investment bankers, solely in connection with the due diligence review of such party by persons and provided that the disclosures are made in confidence, (b) the party’s outside accounting firm, or (c) the party’s outside legal counsel . Upon expiration or terminationof this Agreement for any reason, each party shall promptly return to the other party, or destroy, as the parties agree, all copies of the other party’s Confidential Information . A party may also disclose this Agreement under seal in any litigation concerning this Agreement . 4.5 Injunctive Relief. Monetary damages will not be an adequate remedy for breach of the obligations set forth herein. In addition to all other remedies, the non - breachingparty will have the right to apply to a court of competent jurisdiction for a temporary restraining order, preliminary injunction or other equitable relief, without the need to post bond or other security . 5. TRADEMARKS 5.1 Grant of License. Subject to the terms and conditions set forth in this Agreement and Reseller’s fulfillment of all of its obligations under this Agreement, ANM hereby grants to Reseller a personal, non - exclusive, non - transferable license, exercisable only within the Territory, touse the ANM Marks to market, advertise and sell the Products . 5.2 Advertising and Promotional Materials. All advertising, promotional materials (including all Web pages, packaging, and displays) and catalogs that include or refer to any of the ANM Marks in connection the Products, and all display and presentations that include the ANM Marks (all of the foregoing being hereinafter collectively referred to as “ Promotional Materials ”) are subject to ANM’s prior written approval . Reseller shall submit a pre - production sample of any proposed Promotional Materials bearing the ANM Marksto ANM for its approval prior to Reseller’s commercial use thereof . Upon ANM’s approval of any Promotional Materials, no further approvals are required from ANM for Reseller’s use of the same Promotional Materials . 5.3 Ownership of ANM Marks. Reseller acknowledges that ANM is and will remain the owner of all right, title and interest in and to each of the ANM Marks in any form or embodiment thereof, and is also the owner of all goodwill associated with the ANM Marks, and all goodwill generatedby those sales shall inure exclusively to the benefit of ANM. 5.4 Reseller’s Marks. Reseller hereby grants to ANM a personal, non - exclusive, non - transferable license, to use the Reseller Marks on promotional materials, advertisements and on its website during the Term of this Agreement for the purpose of fulfilling its obligations under this Agreement . For purposes of this Section, “ Reseller Marks ” are those specifically provided to ANM by Reseller for use in marketing of Reseller relationship. 6. TERM AND TERMINATION 6.1 Term. The initial term of this Agreement (“ Initial Term ”) will commence on the Effective Date and continue for a period of Three years thereafter . Following the Initial Term, this Agreement will automatically renew for successive one year terms (each, a “ Renewal Term ”), unless either party notifies the other, at least 30 days prior to the end of the Initial Term or then - current Renewal Term, as the case may be, of the notifying party’s election not to renew this Agreement, whereupon this Agreement shall terminate on the last day of the Initial Term or the then - current Renewal Term, as the case may be . If reseller is meeting or exceeding performance targets listed in Exhibit A and ANM elects to not renew at the end of the term, ANM must compensate reseller up to trailing twelve months reseller net margin as a breakup fee . 6.2 Material Breach. Either party may terminate this Agreement on or after the 30th day (or the 10 th day in the case of non - payment) after the party gives the other party written notice of a material breach by the other party of any obligation hereunder, unless such breach is cured within 30 days (or 10 days in the case of a failure to pay) following the breaching party’s receipt of the written notice, or if a reasonable cure is not practicable within such period then unless a reasonable cure is commenced within such period and diligently continued to completion . Additionally, either party may at its option and without notice terminate this Agreement effective immediately if the other party (i) becomes involved in any voluntary or involuntary bankruptcy or other insolvency proceeding, or (ii) ceases to be actively engaged in business or becomes financially incapable of fulfilling its obligations under this Agreement . 6 . 3 Immediate Termination . ANM may terminate this Agreement immediately, upon written notice to Reseller, if Reseller (a) knowingly violates any law or regulation or fails to remedy diligently any unknowing violation upon notice of such violation, (b) commits any willful or dishonest act that could injure ANM . (c) Failure to meet minimum performance standards established in Exhibit A . Reseller will have a cure period as set forth in Section 6 . 2 , above . Failure to meet this “cure period” may result in immediate termination of this Advinow Medical Confidential 4 . agreement. More than one such notice in any two sequential calendar years may result in immediate termination of this agreement. 6.4 Effect of Termination. Upon any termination of this Agreement, the licenses granted under this Agreement shall terminate, Reseller shall cease soliciting new Products subscribers and shall cease representing the Products, and Reseller shall promptly destroy or return to ANM all copies of the ANM materials, including Confidential Information, in its possession or under its control . ANM’s acceptance of any subscription for Products after the expiration or termination of this Agreement will not be construed as a renewal or extension of this Agreement, or as a waiver of the right to terminate or of any other matter or right . 6.5 Survival. The provisions that by their nature continue and survive shall survive the expiration or termination of this Agreement, including, without limitation, the following Sections : 3 . 2 , 3 . 3 , 4 . 1 , 4 . 2 , 4 . 3 , 5 . 3 , 6 . 4 - 6 . 6 , 7.2, 8.1, 8.2, 9 and 10.1 - 10. 6.6 No Compensation . Reseller is not entitled to any compensation, damages or payments in respect to goodwill that has been established or for any damages on account of prospective or anticipated profits, nor is Reseller entitled to reimbursement in any amount for any training, advertising, market development, investments, leases or other costs thatis expended by Reseller before the termination of this Agreement . Reseller hereby waives its rights under applicable laws for that compensation . 6.7 Notice of Claims . Reseller must give written noticeto ANM of any claims against ANM arising under or in any way relating to this Agreement or the selling representation created hereby within six months after the effective termination date of this Agreement ; the failure by Reseller to do so shall be deemed a waiver of those claims . 7. WARRANTY. 7.1 General Warranties. Each party hereby represents and warrants to the other that: (a) it has all right, power and authority to execute, deliver and perform this Agreement andto grant the rights and consummate the transactions contemplated hereby ; (b) this Agreement has been duly authorized, executed and delivered by such party, constitutes the legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms, except to the extent such enforceability may be limited by bankruptcy, reorganization, insolvency or similar laws of general applicability governing the enforcement of the rights of creditors or by the general principles of equity (regardless of whether considered in a proceeding at law or in equity) . 7.2 No Product Warranties. ANM warrants theProducts only to its subscribers who have purchased subscriptions to the Products and only subject to the terms of a written agreement between those subscribers and ANM . The scope of those warranties are in the sole discretion of ANM . No warranties are made to Reseller in this Agreementwith respect to Products . Reseller has no right to make anyrepresentations or warranties, or otherwise cause any subscribers or potential subscribers to believe that any warranty, except as is provided in writing by ANM, is applicable to any Products . 7.3 Warranty Disclaimer. EXCEPT AS EXPRESSLY WARRANTED IN THIS AGREEMENT, EACH PARTY SPECIFICALLY DISCLAIMS AND EXCLUDES ALL WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF NON - INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE . ANM does not warrant or guarantee any minimum amount of money that Reseller will receive under this Agreement, and except with respect to the exclusivity requirements set forth in Exhibit A, Reseller does not warrantor guarantee any minimum number of new subscribers that ANM will receive under this Agreement . 8. INDEMNIFICATION. 8.1 By Reseller. Reseller will indemnify, defend, and hold harmless ANM, its affiliates and their respective officers, directors, shareholders and representatives against all liabilities, obligations, losses, costs, damages and other expenses and attorneys' fees relating to claims arising from Reseller’s own breaches, unreasonable or otherwise wrongful acts or omissions, or misrepresentations, provided ANM gives Reseller prompt written notice of such claim, reasonable assistance and authority to defend such claim . 9. LIMITATION OF LIABILITY. 9.1 Consequential Damages Disclaimer. EXCEPT WITH RESPECT TO A BREACH OF ARTICLES 4 OR 5 , UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES OR COSTS (INCLUDING ATTORNEYS' FEES) RESULTING FROM ANY CLAIM (WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR PRODUCTS LIABILITY) REGARDING THIS AGREEMENT OR THE PRODUCTS . 9.2 Cap On Liability. IN NO EVENT WILL ANM BE LIABLE TO RESELLER OR ANY THIRD PARTY UNDER THIS AGREEMENT OR OTHERWISE, REGARDLESS OF THE FORM OF CLAIM OR ACTION, IN AN AMOUNT THAT EXCEEDS THE AMOUNTS PAID TO ANM BY RESELLER ARISING FROM SUBSCRIPTIONS SOURCED BY RESELLER DURING THE PRIOR TWELVE MONTH PERIOD WITH RESPECT TO THE PARTICULAR PRODUCT INVOLVED . 10. MISCELLANEOUS 10.1 Jurisdiction, Choice of Law. The laws of the state of Arizona (without giving effect to its conflicts of law principles) govern all matters arising out of or relating to this Agreement . Subject to Section 10 . 9 , the parties hereby submit to the jurisdiction of, and waive any venue objections against, the federal and state courts of Phoenix, Arizona in all controversies arising out of, or relating to, this Agreement . Advinow Medical Confidential 5 . 10 . 2 Non - solicitation of Employees . During the Term of this Agreement, and for a period of two years thereafter, Reseller shall not (directly or indirectly) knowingly solicit, induce, or attempt to solicit or induce, any of the employees of ANM involved in the performance of this Agreement to terminate their employment with ANM, or hire or attempt to hire any ofthose employees . 10 . 3 Assignment . Reseller may not assign any of its rights under this Agreement, except with the prior written consent of ANM, which shall not be unreasonably withheld, conditioned or delayed . Reseller may not delegate any performance under this Agreement . Any purported assignment of rights or delegation of performance in violation of this Section is void . 4. Severability . If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force if the essential provisions of this Agreement for each partyremain valid, legal, and enforceable . 5. Notices . A party giving or making any notice, request, demand or other communication (each, a “Notice” )under this Agreement shall give the Notice in writing and useone of the following methods of delivery : personal delivery, registered or certified mail (in each case, return receipt requested and postage prepaid), nationally recognized overnight courier (with all fees prepaid), or confirmed facsimile or Email with 3 rd party verified signature verification . Any party giving a Notice shall address the Notice to the receiving party (the “Addressee” ) at the address listed on the signature page of this Agreement or toanother Addressee or another address as designated by a party in a Notice pursuant to this Section . Except as providedelsewhere in this Agreement, a Notice is effective only if theparty giving the Notice has complied with this paragraph andif the Addressee has actually received the Notice . 10 . 6 Export Restrictions . Reseller shall not export or re - export directly or indirectly (including via remote access) anyof the Products provided by ANM to Reseller (including any Confidential Information of ANM) to any country for which export or re - export is forbidden or for which a validated license is required under U . S . law . 10 . 7 Entire Agreement . This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof . All earlier and contemporaneous negotiations and agreements between the parties on the matters contained in this Agreement are expressly merged into and superseded by this Agreement . 10.8 Waiver. The parties may waive a breach of this Agreement only by a writing executed by the party or parties against whom the waiver is sought to be enforced . No failureor delay (i) in exercising any right or remedy, or (ii) in requiring the satisfaction of any condition, (iii) under this Agreement, and no act, omission or course of dealing between the parties, operates as a waiver or estoppel of any right, remedy or condition . A waiver made in writing on one occasion is effective only in that instance and only for the purpose stated . A waiver once given is not to be construed as a waiver on any future occasion or against any other party . The parties may amend this Agreement only by a written agreement signed by the parties that identifies itself as an amendment to this Agreement . 10 . 9 Arbitration . Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Phoenix, Arizona, USA, before one arbitrator . The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures . Judgment on the Award may be entered in any court havingjurisdiction . This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a courtof appropriate jurisdiction . The arbitrator may, in the Award,allocate all or part of the costs of the arbitration, including the fees of the arbitrator and the reasonable attorneys’ fees ofthe prevailing party . 10 . 10 Construction . The titles and headings of the various sections and paragraphs in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever, or to explain, modify or place any construction upon or on any of the provisions of this Agreement, which shall be considered as a whole . 10 . 11 Relationship of the Parties . Reseller and ANM enter into this Agreement as independent contractors, and neither Reseller nor ANM will be or construed to be a partner, joint venture or employee of the other . 10 . 12 Compliance with Laws . Each party agrees to comply with all laws, rules, and regulations in connection with its activities under this Agreement . Reseller shall regularly and continuously inform ANM of any and all requirements of laws, statutes, ordinances, rules and regulations of any and all governmental and/or quasi - governmental authorities directly or indirectly affecting the sale, license, use or distribution of the Products or ANM’s trade name, trademarks or other commercial or intellectual property interests, including, but not limited to, certification of the Products from the proper authorities in the Territory . Reseller warrants that in the performance of its obligations under this Agreement, it shall not act in any fashion or take any action which will render ANM liable for a violation of the U . S . Foreign Corrupt Practices Act, which prohibits the offering, giving or promising to offer or give, directly or indirectly, money or anything of value to any official of a government, political party or instrumentality thereof in order to assist it or ANM in obtaining or retaining business . 10.13 Force Majeure . Neither party will be liable to the other for any failure of performance under this Agreement du e to a cts o f G od ; a cts o f t h e public e n e m y ; strikes, lockouts, o r o t he r industrial di st u r ban c e s ; fires, floods, storms, dr o u g h t s , o r w e a th e r conditions ; war, riots o r terrorist a cts ; legal interferences ; o r, without limitation by enumeration, a ny o t he r c a us e b e y o n d t h e reasonable control o f a party, on condition t ha t t h e c au s e occurs without t h e fa ul t , negligence o r involvement o f t ha t pa r t y a n d t ha t t he pa r t y promptly an d diligently t a k e s all action a s may be ne c e s s a r y a nd practicable un d e r t h e t he n ex i st i ng circumstances to remove t h e c au se o f failure a nd resume performance a t t h e earliest reasonable time a n d gi v e s notice o f t h e circumstance to t h e o th e r p a r t y a s soon a s practicable . If a ny even t o f f o rce majeure continues f o r more t h an 60 consecutive da y s, t h e pa r t y w ho s e performance i s not a ff e ct e d by the e v en t o f f o rce majeure may terminate t hi s Ag r ee m en t u p o n written notice to t h e o t he r party . 10.14 Controlling Language. This Agreement has been prepared and executed in the English language only, which language will be controlling in all respects . Any translations of the provisions of this Agreement into any other language are for reference only and will have no legal or other effect . Any notice that is required or permitted to be given by one party to the other under this Agreement must be in the English language and in writing . All proceedings related to this Agreement will be conducted in the English language . 10 . 15 Governmental Approval Obligations . Reseller shall, at its own expense, obtain and arrange for the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary or advisable for the performance of all the terms and conditions of this Agreement, including, but not limited to, all approvals whichmay be required to realize the purpose of this Agreement . IN WITNESS WHEREOF , the parties have caused this Agreement to be executed by their duly authorizedrepresentatives. “ANM” AdviNow Medical, Inc. By: James Bates Name: James Bates Title: CEO Date: Address: 6813 E Doubletree Ranch Rd Paradise Valley, AZ 85253 USA Attention: Email: james.bates@advinow.com “RESELLER” Company: Afiya Sasa Africa, LLC By: Doyle Word Name : Doyle Word Title : Manager/Member Date : Address : 6846 E Stevens Rd Cave Creek AZ 85331 Advinow Medical Confidential 6 . Attention: Email: Doyle.Word@gmail.com

EXHIBIT A EXCLUSIVITY SCHEDULE Products: Suggested end customer resale price and Reseller purchase price will be negotiated in good faith per each countries market requirements. Reseller will be responsible for all reasonable AdviNOW costs of providing the software to their region. This fee will be based on a statement of work and actual expenses paid as a non - recuring engineering (NRE) fee. The statement of work may include, but not limited to the following:  Localization costs  Cloud Server setup and maintenance  Language translation  Treatment localization  AI localized tuning Territory  1/2022 Tanzania, Kenya  1/2023  1/2024 Ethiopia, Uganda  1/2025 Malawi, Zambia, Ghana, Nigeria Zimbabwe, Botswana South Africa, Egypt ANM Automated Encounter collects information and measurements from the patient and prepares a curated report of working History of Present Illness for the physician to evaluate to make the final diagnosis. Once a diagnosis is chosen, ANM Automated Encounter provides example treatment options based on peer reviewed literature to allow the provider to treat the patient in an efficient manner. ANM Automated Encounter An Automated Medical Encounter software platform may include the following modules: 1. A patient facing portal that may include options for medical device automation. 2. Provider Facing Portal 3. An Administrator Facing Portal Additional Terms : Protected Region Exclusivity Requirements : Reseller may submit a written request and receive a written authorization of exclusivity to a certain client to protect reseller investment in sales process and facilitate smooth communication and sales with perspective client . To maintain exclusivity during the term, Reseller agrees to meet the requirements by the relevant due date set forth below : Quarterly targets timeline starts on following quarter after written confirmation of protected client or region status. Quarters end in March, June, September, and December. • End of First Quarter after signing – Identify key contacts, introduce contacts to ANM and Engage product introductions. Create action list, start execution with defined timeline for trials and revenue. Report on a minimum monthly update on progress toward trial. • End of second quarter after signing – Go live with first major trial • End of third quarter after signing – First major Revenue • End of fourth quarter after signing – Full implementation at least one major client with total revenue exceeding $100k/Month. • For each and any following quarters during the Term, Revenue to ANM from Reseller to grow at least 10 % compounded on each quarter compared to previous quarter until market share at protected client saturates . With the countries and time to begin specified as follows : • 1/2022 Tanzania, Kenya • 1/2023 • 1/2024 Ethiopia, Uganda, • 1/2025 Malawi, Ghana, Nigeria, Zimbabwe, Botswana South Africa, Egypt, Zambia • Reseller will submit license fees to AdviNOW as detailed below: • Technological License fee income for all countries will be reported and paid quarterly. • • • • 2022 - 3 % of total gross reseller revenue 2023 - 4 % of total gross reseller revenue 2024 - 5 % of total gross reseller revenue 2025 - 10 % of total gross reseller revenue AdviNow Medical Confidential 7

AdviNow Medical Confidential 8 Minimum Annual technology income for Africa projected as follows: USD TSH (@.00043) 2023 $569,000 TSH13,232558 2024 $3,175,500 TSH73,848,837 2024 $6,675,750 TSH155,250,000 2025 $8,011,000 TSH186,300,000 If Reseller fails to meet the minimum requirements set forth above, ANM may, upon written notice to Reseller, either (i) terminate this Agreement, or (ii) convert Reseller’s appointment to non - exclusive, such that ANM may appoint another reseller to the protected client during the balance of the Term. If the reseller meets the minimum requirements overall but fails to meet requirements for an individual country or countries, then ANM upon written notice to Reseller may terminate this agreement in that country or countries in which the reseller has failed to meet the minimum requirements, but this agreement will be in full force and effect in the other countries which have met the minimum requirements. Signature: Doyle B Word Doyle B Word (Oct 27, 2021 10:57 PDT) Email: doyle.word@gmail.com Signature: James Bates James Bates (Oct 27, 2021 11:30 PDT) Email: james.bates@advinow.com

Advinow Medical Confidential 1 . SAAS RESELLER AGREEMENT Addendum THIS SAAS RESELLER AGREEMENT Addendum to the Agreement (this “Addendum ”) is made and entered into by and between AdviNow Medical, Inc (“ ANM ”), a Delaware corporation, and Afiya Sasa Africa , LLC . (“ Reseller ”), a Wyoming Limited Liability company . This Agreement iseffective as of August 21 , 2023 (the “Effective Date”) . This Addendum is to the agreement between ANM and Reseller signed on October 21 , 2021 and applies to Exhibit A “Exclusivity Schedule” . ANM and Afiya Sasa Arica, LLC agree that due to unforeseen events with both parties that Exhibit A will be amended as follows (see Exhibit A below) : IN WITNESS WHEREOF , the parties have caused this AmendedAgreement to be executed by their duly authorizedrepresentatives. “ANM” AdviNow Medical, Inc. By: Name: James Bates Title: CEO Date: Aug 25, 2023 Address: 6813 E Doubletree Ranch Rd Paradise Valley, AZ 85253 USA Attention: Email: james.bates@advinow.com “RESELLER” Company: Afiya Sasa Africa, LLC Name : Doyle Word Title : Manager/Member Date : Aug 25 , 2023 Address : 6846 E Stevens Rd Cave Creek AZ 85331 Attention: Email: Doyle.Word@gmail.com Doyle B Word (Aug 25, 2023 10:27 PDT) By: Doyle B Word

EXHIBIT A EXCLUSIVITY SCHEDULE Products: Suggested end customer resale price and Reseller purchase price will be negotiated in good faith per each countries market requirements. Reseller will be responsible for all reasonable AdviNOW costs of providing the software to their region. This fee will be based on a statement of work and actual expenses paid as a non - recuring engineering (NRE) fee. The statement of work may include, but not limited to the following:  Localization costs  Cloud Server setup and maintenance  Language translation  Treatment localization  AI localized tuning Territory  7/2024 Tanzania,  1/2025  Tanzania  1/2026 Tanzania and Kenya  1/2029 Malawi, Zambia, Uganda, Nigeria, Zimbabwe, South Africa, Botswana, Egypt, Ghana ANM Automated Encounter collects information and measurements from the patient and prepares a curated report of working History of Present Illness for the physician to evaluate to make the final diagnosis. Once a diagnosis is chosen, ANM Automated Encounter provides example treatment options based on peer reviewed literature to allow the provider to treat the patient in an efficient manner. ANM Automated Encounter An Automated Medical Encounter software platform may include the following modules: 1. A patient facing portal that may include options for medical device automation. 2. Provider Facing Portal 3. An Administrator Facing Portal  Additional Terms : Protected Region Exclusivity Requirements : Reseller may submit a written request and receive a written authorization of exclusivity to a certain client to protect reseller investment in sales process and facilitate smooth communication and sales with perspective client . To maintain exclusivity during the term, Reseller agrees to meet the requirements by the relevant due date set forth below : Quarterly targets timeline starts on following quarter after written confirmation of protected client or region status. Quarters end in March, June, September, and December. • End of First Quarter after signing – Identify key contacts, introduce contacts to ANM and Engage product introductions. Create action list, start execution with defined timeline for trials and revenue. Report on a minimum monthly update on progress toward trial. • End of second quarter 2024 – Go live with first major trial • End of third quarter 2024 – First major Revenue • End of first quarter 2025 – Full implementation at least one major client with total revenue exceeding $100k/Month. • For each and any following quarters during the Term, Revenue to ANM from Reseller to grow at least 10 % compounded on each quarter compared to previous quarter until market share at protected client saturates . With the countries and time to begin specified as follows : • 7/2024 Tanzania • 1/2026 Tanzania, Kenya • 1/2028 Malawi, Uganda, Zambia, • 1/2029 Ghana, Nigeria, Zimbabwe, Botswana South Africa, Egypt, Zambia • Reseller will submit license fees to AdviNOW as detailed below: • Technological License fee income for all countries will be reported and paid quarterly. • 2024 - 3% of total gross reseller technology fee revenue AdviNow Medical Confidential 2

AdviNow Medical Confidential 3 • • • • 2025 - 3 % of total gross reseller technology fee revenue 2026 – 4 % of total gross reseller technology fee revenue 2027 – 5 % of total gross reseller technology fee revenue 2028 - 10 % of total gross reseller technology fee revenue Minimum Annual technology income for Africa projected as follows: USD TSH (@.00043) 2025 $569,000 TSH13,232558 2027 $3,175,500 TSH73,848,837 2028 $6,675,750 TSH155,250,000 2029 $8,011,000 TSH186,300,000 If Reseller fails to meet the minimum requirements set forth above, ANM may, upon written notice to Reseller, either (i) terminate this Agreement, or (ii) convert Reseller’s appointment to non - exclusive, such that ANM may appoint another reseller to the protected client during the balance of the Term. If the reseller meets the minimum requirements overall but fails to meet requirements for an individual country or countries, then ANM upon written notice to Reseller may terminate this agreement in that country or countries in which the reseller has failed to meet the minimum requirements, but this agreement will be in full force and effect in the other countries which have met the minimum requirements.